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                                                                      EXHIBIT 21

                          INDEPENDENT BANK CORPORATION

                         Subsidiaries of the Registrant

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                                                                              State of Incorporation
                                                                              ----------------------
IBC Capital Finance II
              Ionia, Michigan                                                        Delaware
Independent Bank
              Bay City, Michigan                                                     Michigan
Independent Bank West Michigan
              Rockford, Michigan                                                     Michigan
Independent Bank South Michigan
              Leslie, Michigan                                                       Michigan
Independent Bank East Michigan
              Caro, Michigan                                                         Michigan
IBC Financial Services, Inc., Ionia, Michigan
              (a subsidiary of Independent Bank)                                      Michigan
IBC Financial Services West Michigan, Inc., Rockford,
              Michigan (a subsidiary of Independent Bank
              West Michigan)                                                         Michigan
IBC Financial Services South Michigan, Inc., Leslie,
              Michigan (a subsidiary of Independent Bank
              South Michigan)                                                        Michigan
IBC Financial Services East Michigan, Inc. Caro, Michigan
              (a subsidiary of Independent Bank East Michigan)
Independent Title Services, Inc., Rockford, Michigan (a subsidiary                   Michigan
             of Independent Bank, Independent Bank West Michigan,
             Independent Bank South Michigan and Independent Bank
             East Michigan)                                                          Michigan
First Home Financial, Grand Rapids, Michigan
              (a subsidiary of Independent Bank)                                     Michigan
Mepco Insurance Premium Financing, Inc., Chicago, Illinois
              (a subsidiary of Independent Bank)                                     Michigan
Independent Mortgage Company Central Michigan
              South Ionia, Michigan (a subsidiary of
              Independent Bank)                                                      Michigan
Independent Mortgage Company West Michigan
              Rockford, Michigan (a subsidiary of Independent
              Bank West Michigan)                                                    Michigan
Independent Mortgage Company South Michigan
              Leslie, Michigan (a subsidiary of Independent Bank
              South Michigan)                                                        Michigan
Independent Mortgage Company East Michigan
              Caro, Michigan (a subsidiary of Independent Bank
              East Michigan)                                                         Michigan
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